Execution Version

THIRD AMENDMENT
TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
Dated as of April 13, 2015
AMONG
OASIS PETROLEUM NORTH AMERICA LLC,
AS BORROWER,
THE GUARANTORS PARTY HERETO,

WELLS FARGO BANK, N.A.,
AS ADMINISTRATIVE AGENT,
AND
THE LENDERS PARTY HERETO

1

THIRD AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
THIS THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Third Amendment”) dated as of April 13, 2015, is among OASIS PETROLEUM NORTH AMERICA LLC, a Delaware limited liability company (the “Borrower”); the Guarantors party hereto (the “Guarantors” and collectively with the Borrower, the “Credit Parties”); each of the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”); and WELLS FARGO BANK, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).
R E C I T A L S
A.    Parent, OP LLC, the Borrower, the Administrative Agent and the Lenders are parties to that certain Second Amended and Restated Credit Agreement dated as of April 5, 2013, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of September 3, 2013, and that certain Second Amendment to Second Amended and Restated Credit Agreement dated as of September 30, 2014 (as amended, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.
B.    The Borrower, the Guarantors, the Administrative Agent and the Lenders desire to amend certain provisions of the Credit Agreement, including (i) extending the Maturity Date and (ii) providing for an increase of the Aggregate Elected Commitment Amounts to $1,525,000,000 effective as of the Third Amendment Effective Date (as defined below), as set forth herein.
C.     The Lenders desire to provide for the April 1, 2015 Scheduled Redetermination, pursuant to which the Borrowing Base will be reduced to $1,700,000,000 effective as of the Third Amendment Effective Date.
D.    The Borrower has requested that Deutsche Bank AG New York Branch, Credit Suisse AG, Cayman Islands Branch and Iberiabank (each, a “New Lender” and, collectively, the “New Lenders”), become Lenders under the Credit Agreement with a Maximum Credit Amount and an Elected Commitment in the amount as shown on Annex I to the Credit Agreement (as amended hereby).
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.    Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this Third Amendment. Unless otherwise indicated, all section references in this Third Amendment refer to sections of the Credit Agreement.

Section 2.    Amendments to Credit Agreement.
2.1    Amendments to Section 1.02.
(a)     The following definitions are hereby amended and restated as follows:
“Agreement” means this Second Amended and Restated Credit Agreement, as amended by the First Amendment, the Second Amendment and the Third Amendment and as the same may be further amended or supplemented from time to time.
“Maturity Date” means the date that is the earlier of (i) April 13, 2020 (the “Scheduled Maturity Date”) and (ii) ninety (90) days prior to the maturity date of the 2019 Notes to the extent that the 2019 Notes are not repurchased, redeemed or refinanced to have a maturity date at least ninety (90) days after the Scheduled Maturity Date.
(b)     The following definitions are hereby added where alphabetically appropriate to read as follows:
“2019 Notes” means the Parent’s 7.25% senior unsecured notes due February 1, 2019 issued with an original aggregate principal amount of $400 million.
“Third Amendment” means that certain Third Amendment to Second Amended and Restated Credit Agreement, dated as of April 13, 2015, among the Borrower, the Guarantors, the Administrative Agent and the Lenders party thereto.
2.2    Replacement of Annex I. Annex I to the Credit Agreement is hereby replaced in its entirety with Annex I attached hereto and Annex I attached hereto shall be deemed to be attached as Annex I to the Credit Agreement. After giving effect to this Third Amendment and any Borrowings made on the Third Amendment Effective Date, (a) each Lender (including each New Lender and each Exiting Lender (as defined in Section 6.11 below)) who holds Loans in an aggregate amount less than its Applicable Percentage (after giving effect to this Third Amendment) of all Loans shall advance new Loans which shall be disbursed to the Administrative Agent and used to repay Loans outstanding to each Lender who holds Loans in an aggregate amount greater than its Applicable Percentage of all Loans, (b) each Lender’s participation in each Letter of Credit, if any, shall be automatically adjusted to equal its Applicable Percentage (after giving effect to this Third Amendment), (c) such other adjustments shall be made as the Administrative Agent shall specify so that the Revolving Credit Exposure applicable to each Lender equals its Applicable Percentage (after giving effect to this Third Amendment) of the aggregate Revolving Credit Exposure of all Lenders and (d) the Borrower shall be required to make any break-funding payments required under Section 5.02 of the Credit Agreement resulting from the Loans and adjustments described in this Section 2.2.
Section 3.    Aggregate Elected Commitment Amounts. Pursuant to Section 2.06(c) of the Credit Agreement, the Aggregate Elected Commitment Amounts shall be increased to

$1,525,000,000.00, effective as of the Third Amendment Effective Date, and the Borrower and the Lenders agree and acknowledge that the Elected Commitment of each Lender shall be as more particularly set forth on Annex I attached hereto and that each New Lender shall be deemed to have executed and delivered Exhibit H attached to the Credit Agreement pursuant to the terms thereof.
Section 4.    Borrowing Base Redetermination. Pursuant to Section 2.07 of the Credit Agreement, the Administrative Agent and the Lenders agree that for the period from and including the Third Amendment Effective Date to but excluding the next Redetermination Date, the amount of the Borrowing Base shall be equal to $1,700,000,000. Notwithstanding the foregoing, the Borrowing Base may be subject to further adjustments from time to time pursuant to Section 2.7(e), Section 8.13(c) or Section 9.12(d). For the avoidance of doubt, the redetermination herein shall constitute the April 1, 2015 Scheduled Redetermination and the next Scheduled Redetermination shall be the October 1, 2015 Scheduled Redetermination.
Section 5.    New Lenders. Each New Lender hereby joins in, becomes a party to, and agrees to comply with and be bound by the terms and conditions of the Credit Agreement as amended hereby as a Lender thereunder and under each and every other Loan Document to which any Lender is required to be bound by the Credit Agreement as amended hereby, to the same extent as if such New Lender were an original signatory thereto. Each New Lender hereby appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement as amended hereby as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto. Each New Lender represents and warrants that (a) it has full power and authority, and has taken all action necessary, to execute and deliver this Third Amendment, to consummate the transactions contemplated hereby and to become a party to, and a Lender under, the Credit Agreement as amended hereby, (b) it has received a copy of the Credit Agreement and copies of the most recent financial statements delivered pursuant to Section 8.01 thereof, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Third Amendment and to become a Lender on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (c) from and after the Third Amendment Effective Date, it shall be a party to and be bound by the provisions of the Credit Agreement as amended hereby and the other Loan Documents and have the rights and obligations of a Lender thereunder.
Section 6.    Conditions Precedent. This Third Amendment shall become effective as of the date when each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement) (the “Third Amendment Effective Date”):
6.1    The Administrative Agent shall have received from each of the Lenders, each Guarantor and the Borrower, counterparts (in such number as may be requested by the Administrative Agent) of this Third Amendment signed on behalf of such Person.
6.2    The Administrative Agent shall have received a certificate of the Secretary or an Assistant Secretary of the Parent, OP LLC, the Borrower and each other Guarantor setting forth (a) resolutions of its board of directors or other appropriate governing body with respect to the authorization of the Parent, OP LLC, the Borrower or such Guarantor to execute and deliver this

Third Amendment and to enter into the transactions contemplated hereby, (b) a certificate of incumbency of all officers of Parent, OP LLC, the Borrower and each other Guarantor and each other Credit Party who will be authorized to execute or attest to any Loan Document, including this Third Amendment, and (c) the articles or certificate of incorporation and by-laws or other applicable organizational documents of the Parent, OP LLC, the Borrower and such Guarantor, certified as being true and complete.
6.3    The Administrative Agent shall have received opinions of (i) DLA Piper LLP (US), special counsel to the Borrower, and (ii) Crowley Fleck PLLP, local Montana and North Dakota counsel to the Borrower, each substantially in a form and of substance reasonably acceptable to the Administrative Agent.
6.4    The Administrative Agent shall have received, for the account of each Lender on a pro rata basis in accordance with each Lender’s Commitment (which, for the avoidance of doubt, with respect to each Lender is an amount equal to the least of (i) such Lender’s Maximum Credit Amount, (ii) such Lender’s Applicable Percentage of the then effective Borrowing Base and (iii) such Lender’s Elected Commitment) an extension fee in an aggregate amount equal to twenty (20) basis points (0.20%) of the aggregate Commitments after giving effect to this Third Amendment (the “Extension Fee”). In addition to the Extension Fee, the Administrative Agent shall have received all other fees and amounts due and payable on or prior to the date hereof.
6.5    No Default shall have occurred and be continuing as of the date hereof after giving effect to the terms of this Third Amendment.
6.6    The Administrative Agent shall have received from the Borrower a duly executed and notarized amendment and/or supplement to each mortgage which shall be reasonably satisfactory to the Administrative Agent in form and substance, including, among other things, amendments to reflect the extension of the Maturity Date pursuant to this Third Amendment. In connection therewith, the Administrative Agent shall be reasonably satisfied that the Security Instruments create first priority, perfected Liens (subject only to Excepted Liens identified in clauses (a) to (d) and (f) of the definition thereof, but subject to the provisos at the end of such definition) on at least 80% of the total value of the Oil and Gas Properties evaluated in the Reserve Report dated as of January 1, 2015.
6.7    The Administrative Agent shall have received such other documents as the Administrative Agent or its special counsel may reasonably require.
The Administrative Agent is hereby authorized and directed to declare this Third Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 6 or the waiver of such conditions as permitted hereby. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 7.    Miscellaneous.
7.1    Confirmation and Effect. The provisions of the Credit Agreement, as amended by this Third Amendment, shall remain in full force and effect following the effectiveness of this Third Amendment. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or any other word or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in any other Loan Document to the Credit Agreement or any word or words of similar import shall be and mean a reference to the Credit Agreement as amended hereby.
7.2    No Waiver.    Neither the execution by the Administrative Agent or the Lenders of this Third Amendment, nor any other act or omission by the Administrative Agent or the Lenders or their officers in connection herewith, shall be deemed a waiver by the Administrative Agent or the Lenders of any Defaults or Events of Default which may exist, which may have occurred prior to the date of the effectiveness of this Third Amendment or which may occur in the future under the Credit Agreement and/or the other Loan Documents. Similarly, nothing contained in this Third Amendment shall directly or indirectly in any way whatsoever either: (a) impair, prejudice or otherwise adversely affect the Administrative Agent’s or the Lenders’ right at any time to exercise any right, privilege or remedy in connection with the Loan Documents with respect to any Default or Event of Default, (b) except as expressly provided herein, amend or alter any provision of the Credit Agreement, the other Loan Documents, or any other contract or instrument, or (c) constitute any course of dealing or other basis for altering any obligation of the Borrower or any right, privilege or remedy of the Administrative Agent or the Lenders under the Credit Agreement, the other Loan Documents, or any other contract or instrument.
7.3    Ratification and Affirmation; Representations and Warranties. Each Credit Party hereby (a) acknowledges the terms of this Third Amendment; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby and (c) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Third Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (or, if already qualified by materiality, Material Adverse Effect or a similar qualification, true and correct in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (or, if already qualified by materiality, Material Adverse Effect or a similar qualification, true and correct in all respects) as of such specified earlier date, (ii) no Default or Event of Default has occurred and is continuing and (iii) no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.
7.4    Counterparts. This Third Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Third Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.

7.5    No Oral Agreement. This Third Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no subsequent oral agreements between the parties.
7.6    GOVERNING LAW. THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
7.7    Payment of Expenses. In accordance with Section 12.03 of the Credit Agreement, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred in connection with this Third Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.
7.8    Severability. Any provision of this Third Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
7.9    Successors and Assigns. This Third Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
7.10    Loan Document. This Third Amendment shall constitute a “Loan Document” under and as defined in Section 1.02 of the Credit Agreement.
7.11    Exiting Lenders. Subject to receipt of funds necessary to pay off all principal and interest owed to UBS AG, Stamford Branch and HSBC Bank USA, N.A. (collectively, the “Exiting Lenders”, and each individually, an “Exiting Lender”), each Exiting Lender hereby (a) consents to this Third Amendment as required under Section 12.02 of the Credit Agreement and (b) acknowledges and agrees to Section 2.2 of this Third Amendment. Each of the parties hereto hereby agrees and confirms that after giving effect to Section 2.2 of this Third Amendment, each Exiting Lender’s Maximum Credit Amount and Elected Commitment shall be $0, its Commitments to lend and all of its obligations under the Credit Agreement shall be terminated and the Exiting Lender shall cease to be a Lender for all purposes under the Loan Documents.

[SIGNATURES BEGIN NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed as of the date first written above.

BORROWER:	OASIS PETROLEUM NORTH AMERICA LLC

By:    /s/ Michael Lou
Name:    Michael Lou
Title: Executive Vice President and Chief
Financial Officer

GUARANTORS:	OASIS PETROLEUM INC.
OASIS PETROLEUM LLC
OASIS PETROLEUM MARKETING LLC
OASIS WELL SERVICES LLC
OASIS MIDSTREAM SERVICES LLC

By:    /s/ Michael Lou
Name:    Michael Lou
Title: Executive Vice President and Chief
Financial Officer

Signature Page to Third Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

ADMINISTRATIVE AGENT
AND LENDER:
WELLS FARGO BANK, N.A.,
as Administrative Agent and as a Lender
By:    /s/ Collin Mayer
Name:     Collin Mayer
Title:     Assistant Vice President

Signature Page to Third Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

LENDERS:
CITIBANK, N.A., as a Lender

By:    /s/ Cliff Vaz
Name:    Cliff Vaz
Title:    Vice President

Signature Page to Third Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

JPMORGAN CHASE BANK, N.A.,
as a Lender
By:    /s/ Anson Williams
Name:    Anson Williams
Title:    Authorized Officer

Signature Page to Third Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

ROYAL BANK OF CANADA, as a Lender

By:    /s/ Mark Lumpkin, Jr
Name:    Mark Lumpkin, Jr
Title:    Authorized Signatory

Signature Page to Third Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender
By: /s/ Kristin N. Oswald
Name: Kristin N. Oswald
Title: Vice President

Signature Page to Third Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

COMPASS BANK, as a Lender

By:    /s/ Kathleen J. Bowen
Name:    Kathleen J. Bowen
Title:    Senior Vice President

Signature Page to Third Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

CANADIAN IMPERIAL BANK OF
COMMERCE, NEW YORK BRANCH, as a Lender
By: /s/ Trudy Nelson
Name: Trudy Nelson
Title: Authorized Signatory

By: /s/ William M. Reid
Name: William M. Reid
Title: Authorized Signatory

Signature Page to Third Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender
By: /s/ Michael Winters
Name: Michael Winters
Title: Vice President

By: /s/ Kirk L. Tashjian
Name: Kirk L. Tashjian
Title: Director

Signature Page to Third Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

ING CAPITAL LLC, as a Lender
By: /s/ Josh Strong
Name: Josh Strong
Title: Director

By: /s/ Charles Hall
Name: Charles Hall
Title: Managing Director

Signature Page to Third Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

CITIZENS BANK, N.A., as a Lender

By:    /s/ Scott Donaldson
Name:    Scott Donaldson
Title:    Senior Vice President

Signature Page to Third Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:    /s/ Heather Han
Name:    Heather Han
Title:    Senior Vice President

Signature Page to Third Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

AMEGY BANK NATIONAL ASSOCIATION, as a Lender

By:    /s/ Thomas Kleiderer
Name:    Thomas Kleiderer
Title:    Vice President

Signature Page to Third Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

BOKF, NATIONAL ASSOCIATION DBA BANK OF TEXAS, as a Lender
By: /s/ Mari Salazar
Name: Mari Salazar
Title: Senior Vice President

Signature Page to Third Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

BRANCH BANKING AND TRUST COMPANY, as a Lender
By: /s/ Parul June
Name: Parul June
Title: Vice President

Signature Page to Third Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

COMERICA BANK, as a Lender
By: /s/ William Robinson
Name: William Robinson
Title: Vice President

Signature Page to Third Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender
By: /s/ Nupur Kumar
Name: Nupur Kumar
Title: Authorized Signatory

By: /s/ Remy Riester
Name: Remy Riester
Title: Authorized Signatory

Signature Page to Third Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

REGIONS BANK, as a Lender
By: /s/ William A. Philipp
Name: William A. Philipp
Title: Senior Vice President

Signature Page to Third Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

IBERIABANK, as a Lender
By: /s/ W. Bryan Chapman
Name: W. Bryan Chapman
Title: Executive Vice President

Signature Page to Third Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

UBS AG, STAMFORD BRANCH, as an Exiting Lender

By:    /s/ Kenneth Chin
Name:    Kenneth Chin
Title:    Director

By:    /s/ Houssem Daly
Name:    Houssem Daly
Title:    Associate Director

Signature Page to Third Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

HSBC BANK USA, N.A., as an Exiting Lender
By: /s/ Douglas A. Whiddon
Name: Douglas A. Whiddon
Title: Director

Signature Page to Third Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

ANNEX I
LIST OF MAXIMUM CREDIT AMOUNTS AND ELECTED COMMITMENTS
Aggregate Maximum Credit Amounts and Aggregate Elected Commitment Amounts

Name of Lender	Applicable Percentage	Maximum Credit Amount	Elected Commitment
Wells Fargo Bank, N.A.	11.14754098%	$278,688,524.52	$170,000,000.00
Citibank, N.A.	9.83606557%	$245,901,639.31	$150,000,000.00
JPMorgan Chase Bank, N.A.	9.83606557%	$245,901,639.31	$150,000,000.00
Royal Bank of Canada	8.85245900%	$221,311,475.41	$135,000,000.00
Capital One, National Association	5.57377050%	$139,344,262.31	$85,000,000.00
Compass Bank	5.57377050%	$139,344,262.31	$85,000,000.00
Canadian Imperial Bank Of Commerce, New York Agency	5.57377050%	$139,344,262.31	$85,000,000.00
Deutsche Bank AG New York Branch	5.57377050%	$139,344,262.31	$85,000,000.00
ING Capital LLC	5.57377050%	$139,344,262.31	$85,000,000.00
Citizens Bank, N.A.	5.57377050%	$139,344,262.31	$85,000,000.00
U.S. Bank National Association	5.57377050%	$139,344,262.31	$85,000,000.00
Amegy Bank National Association	3.27868852%	$81,967,213.12	$50,000,000.00
BOKF, National Association DBA Bank of Texas	3.27868852%	$81,967,213.12	$50,000,000.00
Branch Banking and Trust Company	3.27868852%	$81,967,213.12	$50,000,000.00
Comerica Bank	3.27868852%	$81,967,213.12	$50,000,000.00
Credit Suisse AG, Cayman Islands Branch	3.27868852%	$81,967,213.12	$50,000,000.00
Regions Bank	3.27868852%	$81,967,213.12	$50,000,000.00
Iberiabank	1.63934426%	$40,983,606.56	$25,000,000.00
TOTAL	100.00%	$2,500,000,000.00	$1,525,000,000.00